Short-term Investments	6 Months Ended
Jun. 30, 2018
Investments Debt And Equity Securities [Abstract]
Short-term Investments

Note 3. Short-term Investments

The Company’s short-term investments consist of short-term bank deposits and marketable securities. As of June 30, 2018 and December 31, 2017 total short-term investments were $10.5 million and $23.6 million, respectively. The balance of investments as of December 31, 2017 included short-term bank deposits of $15.0 million with maturities of more than three months but less than one year, and were short-term deposits stated at cost and approximated market value. As of December 31, 2017, the Company's short-term bank deposits bore interest at a weighted average annual interest rate of 1.6%.  As of June 30, 2018, all short-term bank deposits were liquidated.

The following is a summary of short-term investments at June 30, 2018:

	June 30, 2018
(Dollars in thousands)	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Certificates of deposit	$200	$—	$—	$200
Corporate debt securities	10,253	2	—	10,255
Total	$10,453	$2	$—	$10,455

The following is a summary of short-term investments at December 31, 2017:

	December 31, 2017
(Dollars in thousands)	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Certificates of deposit	$1,462	$—	$—	$1,462
Corporate debt securities	7,149	—	(3)	7,146
Total	$8,611	$—	$(3)	$8,608

All short-term investments are held as available-for-sale and mature within twelve months of June 30, 2018 and December 31, 2017. Management reviews unrealized losses individually and in the aggregate at each reporting period and has determined that none of the balances are other than temporarily impaired based upon the brief duration of time that the investments have been at a loss position as of June 30, 2018 and December 31, 2017.